Exhibit 24.1

POWER OF ATTORNEY

    The undersigned director of Abercrombie & Fitch Co., a Delaware corporation, which anticipates filing an Annual Report on Form 10-K for the fiscal year ended January 29, 2022 under the provisions of the Securities Exchange Act of 1934, as amended, with the Securities and Exchange Commission, Washington, D.C., hereby constitutes and appoints Fran Horowitz and Scott D. Lipesky, and each of them, with full power of substitution and resubstitution, as attorney-in-fact and agent to sign for the undersigned, in any and all capacities, such Annual Report on Form 10-K and any and all amendments thereto, and any and all applications or other documents to be filed with the Securities and Exchange Commission pertaining to such Annual Report on Form 10-K, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, as fully to all intents and purposes as the undersigned could do if personally present. The undersigned hereby ratifies and confirms all that each said attorney-in-fact and agent, or his/her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

    EXECUTED as of the  28th day of March, 2022

/s/ TERRY L. BURMAN
Terry L. Burman

POWER OF ATTORNEY

    The undersigned officer and director of Abercrombie & Fitch Co., a Delaware corporation, which anticipates filing an Annual Report on Form 10-K for the fiscal year ended January 29, 2022 under the provisions of the Securities Exchange Act of 1934, as amended, with the Securities and Exchange Commission, Washington, D.C., hereby constitutes and appoints Scott D. Lipesky, with full power of substitution and resubstitution, as attorney-in-fact and agent to sign for the undersigned, in any and all capacities, such Annual Report on Form 10-K and any and all amendments thereto, and any and all applications or other documents to be filed with the Securities and Exchange Commission pertaining to such Annual Report on Form 10-K, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, as fully to all intents and purposes as the undersigned could do if personally present. The undersigned hereby ratifies and confirms all that said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

    EXECUTED as of the 28th day of March, 2022

/s/ FRAN HOROWITZ
Fran Horowitz

POWER OF ATTORNEY

    The undersigned officer of Abercrombie & Fitch Co., a Delaware corporation, which anticipates filing an Annual Report on Form 10-K for the fiscal year ended January 29, 2022 under the provisions of the Securities Exchange Act of 1934, as amended, with the Securities and Exchange Commission, Washington, D.C., hereby constitutes and appoints Fran Horowitz, with full power of substitution and resubstitution, as attorney-in-fact and agent to sign for the undersigned, in any and all capacities, such Annual Report on Form 10-K and any and all amendments thereto, and any and all applications or other documents to be filed with the Securities and Exchange Commission pertaining to such Annual Report on Form 10-K, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, as fully to all intents and purposes as the undersigned could do if personally present. The undersigned hereby ratifies and confirms all that said attorney-in-fact and agent, or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

    EXECUTED as of the 28th day of March, 2022.

/s/ SCOTT D. LIPESKY
Scott D. Lipesky

POWER OF ATTORNEY

    The undersigned director of Abercrombie & Fitch Co., a Delaware corporation, which anticipates filing an Annual Report on Form 10-K for the fiscal year ended January 29, 2022 under the provisions of the Securities Exchange Act of 1934, as amended, with the Securities and Exchange Commission, Washington, D.C., hereby constitutes and appoints Fran Horowitz and Scott D. Lipesky, and each of them, with full power of substitution and resubstitution, as attorney-in-fact and agent to sign for the undersigned, in any and all capacities, such Annual Report on Form 10-K and any and all amendments thereto, and any and all applications or other documents to be filed with the Securities and Exchange Commission pertaining to such Annual Report on Form 10-K, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, as fully to all intents and purposes as the undersigned could do if personally present. The undersigned hereby ratifies and confirms all that each said attorney-in-fact and agent, or his/her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

    EXECUTED as of the 28th day of March, 2022.

/s/ KERRII B. ANDERSON
Kerrii B. Anderson

POWER OF ATTORNEY

    The undersigned director of Abercrombie & Fitch Co., a Delaware corporation, which anticipates filing an Annual Report on Form 10-K for the fiscal year ended January 29, 2022 under the provisions of the Securities Exchange Act of 1934, as amended, with the Securities and Exchange Commission, Washington, D.C., hereby constitutes and appoints Fran Horowitz and Scott D. Lipesky, and each of them, with full power of substitution and resubstitution, as attorney-in-fact and agent to sign for the undersigned, in any and all capacities, such Annual Report on Form 10-K and any and all amendments thereto, and any and all applications or other documents to be filed with the Securities and Exchange Commission pertaining to such Annual Report on Form 10-K, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, as fully to all intents and purposes as the undersigned could do if personally present. The undersigned hereby ratifies and confirms all that each said attorney-in-fact and agent, or his/her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

    EXECUTED as of the 28th day of March, 2022.

/s/ FELIX J. CARBULLIDO
Felix J. Carbullido

POWER OF ATTORNEY

    The undersigned director of Abercrombie & Fitch Co., a Delaware corporation, which anticipates filing an Annual Report on Form 10-K for the fiscal year ended January 29, 2022 under the provisions of the Securities Exchange Act of 1934, as amended, with the Securities and Exchange Commission, Washington, D.C., hereby constitutes and appoints Fran Horowitz and Scott D. Lipesky, and each of them, with full power of substitution and resubstitution, as attorney-in-fact and agent to sign for the undersigned, in any and all capacities, such Annual Report on Form 10-K and any and all amendments thereto, and any and all applications or other documents to be filed with the Securities and Exchange Commission pertaining to such Annual Report on Form 10-K, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, as fully to all intents and purposes as the undersigned could do if personally present. The undersigned hereby ratifies and confirms all that each said attorney-in-fact and agent, or his/her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

    EXECUTED as of the 28th day of March, 2022.

/s/ SUSIE COULTER
Susie Coulter

POWER OF ATTORNEY

    The undersigned director of Abercrombie & Fitch Co., a Delaware corporation, which anticipates filing an Annual Report on Form 10-K for the fiscal year ended January 29, 2022 under the provisions of the Securities Exchange Act of 1934, as amended, with the Securities and Exchange Commission, Washington, D.C., hereby constitutes and appoints Fran Horowitz and Scott D. Lipesky, and each of them, with full power of substitution and resubstitution, as attorney-in-fact and agent to sign for the undersigned, in any and all capacities, such Annual Report on Form 10-K and any and all amendments thereto, and any and all applications or other documents to be filed with the Securities and Exchange Commission pertaining to such Annual Report on Form 10-K, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, as fully to all intents and purposes as the undersigned could do if personally present. The undersigned hereby ratifies and confirms all that each said attorney-in-fact and agent, or his/her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

    EXECUTED as of the 28th day of March, 2022.

/s/ SARAH M. GALLAGHER
Sarah M. Gallagher

POWER OF ATTORNEY

    The undersigned director of Abercrombie & Fitch Co., a Delaware corporation, which anticipates filing an Annual Report on Form 10-K for the fiscal year ended January 29, 2022 under the provisions of the Securities Exchange Act of 1934, as amended, with the Securities and Exchange Commission, Washington, D.C., hereby constitutes and appoints Fran Horowitz and Scott D. Lipesky, and each of them, with full power of substitution and resubstitution, as attorney-in-fact and agent to sign for the undersigned, in any and all capacities, such Annual Report on Form 10-K and any and all amendments thereto, and any and all applications or other documents to be filed with the Securities and Exchange Commission pertaining to such Annual Report on Form 10-K, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, as fully to all intents and purposes as the undersigned could do if personally present. The undersigned hereby ratifies and confirms all that each said attorney-in-fact and agent, or his/her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

    EXECUTED as of the 28th day of March, 2022.

/s/ JAMES A. GOLDMAN
James A. Goldman

POWER OF ATTORNEY

    The undersigned director of Abercrombie & Fitch Co., a Delaware corporation, which anticipates filing an Annual Report on Form 10-K for the fiscal year ended January 29, 2022 under the provisions of the Securities Exchange Act of 1934, as amended, with the Securities and Exchange Commission, Washington, D.C., hereby constitutes and appoints Fran Horowitz and Scott D. Lipesky, and each of them, with full power of substitution and resubstitution, as attorney-in-fact and agent to sign for the undersigned, in any and all capacities, such Annual Report on Form 10-K and any and all amendments thereto, and any and all applications or other documents to be filed with the Securities and Exchange Commission pertaining to such Annual Report on Form 10-K, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, as fully to all intents and purposes as the undersigned could do if personally present. The undersigned hereby ratifies and confirms all that each said attorney-in-fact and agent, or his/her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

    EXECUTED as of the 28th day of March, 2022.

/s/ MICHAEL E. GREENLEES
Michael E. Greenlees

POWER OF ATTORNEY

    The undersigned director of Abercrombie & Fitch Co., a Delaware corporation, which anticipates filing an Annual Report on Form 10-K for the fiscal year ended January 29, 2022 under the provisions of the Securities Exchange Act of 1934, as amended, with the Securities and Exchange Commission, Washington, D.C., hereby constitutes and appoints Fran Horowitz and Scott D. Lipesky, and each of them, with full power of substitution and resubstitution, as attorney-in-fact and agent to sign for the undersigned, in any and all capacities, such Annual Report on Form 10-K and any and all amendments thereto, and any and all applications or other documents to be filed with the Securities and Exchange Commission pertaining to such Annual Report on Form 10-K, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, as fully to all intents and purposes as the undersigned could do if personally present. The undersigned hereby ratifies and confirms all that each said attorney-in-fact and agent, or his/her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

    EXECUTED as of the 28th day of March, 2022.

/s/ HELEN E. MCCLUSKEY
Helen E. McCluskey

POWER OF ATTORNEY

    The undersigned director of Abercrombie & Fitch Co., a Delaware corporation, which anticipates filing an Annual Report on Form 10-K for the fiscal year ended January 29, 2022 under the provisions of the Securities Exchange Act of 1934, as amended, with the Securities and Exchange Commission, Washington, D.C., hereby constitutes and appoints Fran Horowitz and Scott D. Lipesky, and each of them, with full power of substitution and resubstitution, as attorney-in-fact and agent to sign for the undersigned, in any and all capacities, such Annual Report on Form 10-K and any and all amendments thereto, and any and all applications or other documents to be filed with the Securities and Exchange Commission pertaining to such Annual Report on Form 10-K, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, as fully to all intents and purposes as the undersigned could do if personally present. The undersigned hereby ratifies and confirms all that each said attorney-in-fact and agent, or his/her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

    EXECUTED as of the 28th day of March, 2022.

/s/ KENNETH B. ROBINSON
Kenneth B. Robinson

POWER OF ATTORNEY

    The undersigned director of Abercrombie & Fitch Co., a Delaware corporation, which anticipates filing an Annual Report on Form 10-K for the fiscal year ended January 29, 2022 under the provisions of the Securities Exchange Act of 1934, as amended, with the Securities and Exchange Commission, Washington, D.C., hereby constitutes and appoints Fran Horowitz and Scott D. Lipesky, and each of them, with full power of substitution and resubstitution, as attorney-in-fact and agent to sign for the undersigned, in any and all capacities, such Annual Report on Form 10-K and any and all amendments thereto, and any and all applications or other documents to be filed with the Securities and Exchange Commission pertaining to such Annual Report on Form 10-K, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, as fully to all intents and purposes as the undersigned could do if personally present. The undersigned hereby ratifies and confirms all that each said attorney-in-fact and agent, or his/her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

    EXECUTED as of the 28th day of March, 2022.

/s/ NIGEL TRAVIS
Nigel Travis